SEVENTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AGREEMENT
This Seventh Amendment to Amended and Restated Loan Agreement (this “Amendment”), dated as of August 1, 2017, is entered into among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and any two or more “Borrowers”), the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, “Agent”).
R E C I T A L S:
A.    The Company, certain of its Subsidiaries, the Lenders and Agent have entered into an Amended and Restated Loan Agreement dated as of October 1, 2014, as amended by a First Amendment to Amended and Restated Loan Agreement dated as of February 20, 2015, by a Second Amendment to Amended and Restated Loan Agreement dated as of December 18, 2015, by a Third Amendment to Amended and Restated Loan Agreement dated as of February 25, 2016, by a Fourth Amendment to Amended and Restated Loan Agreement dated as of July 27, 2016, by a Fifth Amendment and Limited Waiver dated as of May 1, 2017, and by a Sixth Amendment to Amended and Restated Loan Agreement dated as of July 12, 2017 (as so amended, the “Loan Agreement”).
B.    Pursuant to Section 6.17 of the Loan Agreement, effective on September 22, 2016, the Company reallocated $100,000,000 from the Aggregate Used Vehicle Floorplan Commitment to the Aggregate New Vehicle Floorplan Commitment, such that after giving effect to such reallocations, the Aggregate Used Vehicle Floorplan Commitment is $250,000,000, and the Aggregate New Vehicle Floorplan Commitment is $1,550,000,000.
C.    The Company has (a) arranged for an increase in the Aggregate New Vehicle Floorplan Commitment in an aggregate amount of $350,000,000 (the “August 2017 Increase”) pursuant to the provisions of Section 6.12 of the Loan Agreement (prior to giving effect to the amendments set forth in this Amendment), (b) requested that the Agent and the Lenders agree to (1) increase the “Aggregate Commitment” specified in the Loan Agreement from $2,050,000,000 to $2,400,000,000, (2) increase the maximum allowable amount of the “Aggregate Revolving Loan Commitment” specified in the Loan Agreement to 18.75% of the amount of the Aggregate Commitment from time to time, (3) increase the maximum allowable amount of the “Aggregate Used Vehicle Floor Plan Commitment” specified in the Existing Loan Agreement to 16.5% of the amount of the Aggregate Commitment from time to time, and (4) extend the Termination Date set forth in the Loan Agreement to August 1, 2022, and (c) requested that the Agent and the Lenders agree to the other amendments to the Loan Agreement set forth herein.

D.    The Lenders that are signatories to this Amendment, constituting all of the Lenders under the Loan Agreement and all of the Increasing Lenders and Additional Lenders with respect to the August 2017 Increase, have agreed to amend the Loan Agreement as set forth herein.
For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Exercise of Increase Option. Pursuant to and in accordance with the provisions of Section 6.12 of the Loan Agreement (prior to giving effect to the amendments set forth in this Amendment), the Company has arranged for the increase in the Aggregate New Vehicle Floorplan Commitment in an aggregate amount of $350,000,000 to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, an “Increasing Lender”), and by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, an “Additional Lender”), which Lender or Lenders shall increase their existing Commitments. In furtherance thereof, (i) in the case of an Increasing Lender, the Agent, Borrowers and each such Increasing Lender shall execute an Increasing Lender Agreement substantially in the form of Exhibit N to the Loan Agreement, (ii) in the case of an Additional Lender, the Agent, Borrowers and each such Additional Lender shall execute an Additional Lender Agreement substantially in the form of Exhibit M to the Loan Agreement, and (iii) the Borrowers, the other Loan Parties, each Increasing Lender, and each Additional Lender shall deliver to Agent such other documents or amendments to the existing Loan Documents as Agent reasonably deems necessary.
2.    Amendments to Certain Existing Definitions. The definitions of the following defined terms in Section 1.1 of the Loan Agreement are deleted and replaced with the following defined terms:
“Acquisition Subsidiary” has the meaning set forth in Section 13.13(d).
“Aggregate Commitment” means, at any time, the sum of the Aggregate New Vehicle Floorplan Commitment, plus the Aggregate Used Vehicle Floorplan Commitment, plus the Aggregate Revolving Loan Commitment, as adjusted from time to time pursuant to the terms hereof, provided that, except as provided in Section 6.12, the Aggregate Commitment shall not be more than $2,400,000,000.00.
“Aggregate Revolving Loan Commitment” means, at any time, the aggregate of the Revolving Loan Commitments of all Lenders at such time; provided that the Aggregate Revolving Loan Commitment shall not at any time be more than 18.75% of the amount of the Aggregate Commitment at such time.
“Aggregate Used Vehicle Floorplan Commitment” means, at any time, the aggregate of the Used Vehicle Floorplan Commitments of all Lenders at such time; provided that the Aggregate Used Vehicle Floorplan Commitment shall not at any time be more than 16.5% of the amount of the Aggregate Commitment at such time.
“Change in Control” means: (i) the acquisition by any Person, or two or more Persons acting in concert, in either case other than Lithia Holding Company, L.L.C. and the

Principal, of beneficial ownership (within the meaning of Rule 13d-3 of the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934) of 35% or more of the outstanding shares of voting stock of the Company on a fully diluted basis; (ii) within any twelve-month period, occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (x) nominated by the board of directors of the Company nor (y) appointed or approved by directors so nominated; (iii) the Company consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its property to any Person, or any Person consolidates with or merges into the Company, in either event pursuant to a transaction in which the outstanding capital stock of the Company is reclassified or changed into or exchanged for (A) cash or Cash Equivalent Investments or (B) securities, and the holders of the capital stock in the Company immediately prior to such transaction do not, as a result of such transaction, own, directly or indirectly, more than 51% of the combined voting power of the Company’s capital stock or the capital stock of its successor entity in such transaction; or (iv) a "change of control" or "change of ownership" (or any term substantially equivalent to any of the foregoing phrases in this clause (iv)) occurs, in each case, as such term or phrase is defined in any indenture or other agreement evidencing or relating to any Indebtedness having an outstanding principal amount in excess of $20,000,000.
“Minority Dealer” means a Minority Dealer Affiliate or a Minority Dealer Subsidiary; provided, that the Company shall not designate more than a total of three Minority Dealers at any one time, in addition to the designation of DCH CA, LLC (dba DCH Acura of Temecula) as a Minority Dealer and the designation of the DTLA Subsidiaries as Minority Dealers.
“Minority Dealer Subsidiary” means a Subsidiary of the Company, designated in writing by the Company to Agent from time to time, in which one or more Minority Dealer Partners owns, directly or indirectly, equity ownership interests of such Subsidiary or has the right to acquire, directly or indirectly, equity ownership interests of such Subsidiary; provided that in the event that the Company designates the DTLA Subsidiaries as Minority Dealer Subsidiaries, then the Company shall not own, directly or indirectly, equity ownership interests of the DTLA Subsidiaries that represent less than 90% of the equity ownership interests of the DTLA Subsidiaries individually and in the aggregate.
“Revolving Loan Borrowing Base” means, as of any date of determination:
(a)    an amount equal to the sum, without duplication, on such date of:
(i)    100% of the amounts (excluding commissions included in clause (b) of the definition of Eligible Receivables) owing to the Dealerships in which Agent has a perfected first priority security interest, which are owed to the Dealerships by financial institutions or finance companies which are not Affiliates of any Loan Party for the purchase by such institutions of retail installment contracts and leases arising from the sale or lease of New Vehicles and Used Vehicles (contracts in transit), which have not remained unpaid for more than 15 days.

(ii)    80% of the amount of Eligible Receivables.
(iii)    100% of the sum of the manufacturer’s or distributor’s invoices (including freight, advertising and holdbacks) for Eligible New Vehicles.
(iv)    100% of the amount of the Used Vehicle Borrowing Base.
(v)    75% of the Value of Eligible Real Property; provided, that this component of the Revolving Loan Borrowing Base shall not at any time exceed 25% of the lesser of (x) the Revolving Loan Borrowing Base and (y) the Aggregate Revolving Loan Commitment.
(vi)    65% of (A) the net book value of the inventory of the Company and its Subsidiaries consisting of new parts and accessories in which Agent has a perfected first priority security interest; minus (B) the unpaid acquisition cost owed to sellers or financers of such inventory.
(vii)    40% of (A) the net book value of equipment (excluding fixtures, aircraft, and Service Loaner Vehicles) of the Company and its Subsidiaries in which Agent has a perfected first priority security interest, minus (B) the principal amount of indebtedness or obligations to any Person (other than the Obligations) which is secured by any equipment.
(b)    Minus, the sum of the then outstanding aggregate principal balance of New Vehicle Floorplan Loans, New Vehicle Swing Line Loans, Used Vehicle Floorplan Loans, Used Vehicle Swing Line Loans and Pari Passu Funded Debt.
Notwithstanding anything to the contrary in this Agreement, the amounts set forth in clauses (a)(i) through (vii) above shall exclude all receivables, Vehicles, real property, inventory, equipment and other property and assets of any Silo Subsidiary.
“Termination Date” means August 1, 2022, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.
3.    New Definitions. Section 1.1 of the Loan Agreement is amended by adding the following new definitions, in alphabetical order:
“DTLA Subsidiaries” means LA Motors Holding, LLC, a California limited liability company, and each of its Subsidiaries, which as of the Seventh Amendment Effective Date consist of LAD Carson-N, LLC, a California limited liability company, LAD-AU, LLC, a California limited liability company. LAD-MB, LLC, a California limited liability company, LAD-N, LLC, a California limited liability company, LAD-P, LLC, a California limited liability company, LAD-T, LLC, a California limited liability company, LAD-V, LLC, a California limited liability company.

“Original Equipment Manufacturer” means the original manufacturer of a Vehicle that is marketed and sold under a Permitted Brand.
“Pari Passu Funded Debt” means Funded Debt incurred by the Company and the other Loan Parties provided that each of the following conditions are satisfied: (a) such Funded Debt is permitted under subsection (l) of Section 13.10; (b) the Company has delivered to the Agent a Revolving Loan Borrowing Base Certificate certifying that, on the date of incurrence of such Funded Debt and after giving effect to such incurrence as Pari Passu Funded Debt, the Revolving Loan Availability is not less than $1.00; (c) the proceeds of such Funded Debt are used by the Company to repay Revolving Loans (to the extent outstanding); (d) the stated final maturity and any required principal amortization of such Funded Debt is not earlier than 91 days following the Termination Date as in effect on the date of incurrence of such Funded Debt; (e) such Funded Debt is incurred or guaranteed by the Company and all other Loan Parties and no Subsidiaries of the Company that are not Loan Parties shall have any obligations in respect of such Funded Debt; (f) such Funded Debt is secured by the Collateral, and no property or assets of the Company or any of its Subsidiaries, other than the Collateral, secures such Funded Debt; (g) the terms and conditions (other than pricing, rate floors, discounts and fees) governing such Funded Debt are not materially less favorable to the Company or any other Loan Party than the terms and conditions of the Loan Documents; and (h) the Persons to whom such Funded Debt is owed, or their agent, collateral agent or other representative, have entered into an intercreditor agreement with Agent that (A) shall provide that the Agent is the collateral agent (on behalf of the Persons to whom the Pari Passu Funded Debt is owed) for all liens on Collateral securing any Pari Passu Funded Debt, all actions with respect to any Collateral must be taken through the Agent, and any proceeds of Collateral resulting from enforcement of rights and remedies must be applied as follows: first, to reasonable costs and expenses of the Agent in connection with enforcement of rights and remedies, including foreclosure, sale and collection of the Collateral, and second, ratably, to the Pari Passu Funded Debt and the Obligations (and certain designated Indebtedness that refinances the Obligations or the Aggregate Commitments), and (B) shall otherwise be in form and content satisfactory to Agent and the Required Lenders.
“Seventh Amendment” means the Seventh Amendment to Amended and Restated Loan Agreement, dated as of August 1, 2017, among the Borrowers, the Lenders, and the Agent.
“Seventh Amendment Effective Date” means August 1, 2017, the effective date of the Seventh Amendment.
“Silo Subsidiary” means a Subsidiary designated as a “Silo Subsidiary” in writing by the Company to the Agent for the purpose of incurring Funded Debt permitted under subsection (o) of Section 13.10, provided that if, at the time of such designation, such Subsidiary is a Loan Party:
(i)     such Subsidiary shall have executed and delivered to the Agent a Termination Agreement,

(ii)    the Company shall have provided to the Agent a Revolving Loan Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Silo Subsidiary and certifying that after giving effect to such designation the Revolving Loan Availability is not less than $1.00,
(iii) the Company shall have provided to the Agent a Used Vehicle Loan Borrowing Base Certificate as of the date of and after giving effect to such designation of such Subsidiary as a Silo Subsidiary and deduction of all Used Vehicles of such Silo Subsidiary from the Used Vehicle Borrowing Base,
(iv) the Company or such Subsidiary shall have repaid in full the Related Principal Portion, together with accrued and unpaid interest thereon, with respect to each New Vehicle of such Subsidiary financed with a New Vehicle Loan Advance, and
(v) the Company shall have repaid Used Vehicle Floorplan Loans and Used Vehicle Swing Line Loans to the extent necessary such that, after giving effect to such repayment and the designation of such Subsidiary as a Silo Subsidiary and deduction of all Used Vehicles of such Silo Subsidiary from the Used Vehicle Borrowing Base, (1) the outstanding principal balance of all Used Vehicle Floorplan Loans does not exceed, in the aggregate, as to all Lenders, the Maximum Used Vehicle Floorplan Amount, and (2) the outstanding principal balance of all Used Vehicle Floorplan Loans, plus the outstanding principal balance of all Used Vehicle Swing Line Loans, does not exceed, in the aggregate, as to all Lenders, the Maximum Used Vehicle Floorplan Amount.
Effective upon any such designation and satisfaction of the conditions set forth in clauses (i), (ii), (iii), (iv) and (v) above, any Subsidiary so designated shall cease to be a Loan Party, a New Vehicle Floorplan Borrower and a Guarantor under this Agreement and the other Loan Documents, and the Dealership Loan Limit (if any) for such Subsidiary shall be deleted.
“Tangible Net Worth” means, as of any date, an amount equal to (x) the amount of shareholders’ equity, minus (y) the amount of goodwill and other intangible assets, of Company and its Subsidiaries, in each case determined as of such date on a consolidated basis in accordance with GAAP consistently applied.
4.    Increase Option. Section 6.12.1 of the Loan Agreement is deleted and replaced with the following:
6.12.1    The Company may from time to time request an increase in the Aggregate New Vehicle Floorplan Commitment, in minimum increments of $50,000,000.00 or such lower amount as is agreed to between the Company and Agent, so long as, after giving effect thereto, (a) the aggregate amount of all such increases requested after the Seventh Amendment Effective Date does not exceed $350,000,000.00, and (b) the Aggregate Commitment does not exceed $2,750,000,000.00.

5.    Reallocation of Commitments. Section 6.17.3 of the Loan Agreement is deleted and replaced with the following:
6.17.3 Following any Reallocation, (a) the Aggregate Commitment shall not change; (b) the Aggregate New Vehicle Floorplan Commitment shall not be less than the then outstanding principal balance of the New Vehicle Floorplan Loans and the New Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in the PR Accounts); (c) the Aggregate Used Vehicle Floorplan Commitment (i) shall not be more than 16.5% of the amount of the Aggregate Commitment at the time of such Reallocation and (ii) shall not be less than the then outstanding principal balance of the Used Vehicle Floorplan Loans and the Used Vehicle Swing Line Loans; and (d) the Aggregate Revolving Loan Commitment (i) shall not be more than 18.75% of the amount of the Aggregate Commitment at the time of such Reallocation and (ii) shall not be less than the then outstanding principal balance of the Revolving Loans and Revolving Swing Line Loans plus the LC Obligations and any Reserve Amount.
6.    Yield Protection. Section 7.1 of the Loan Agreement is amended by adding the following sentence at the end of subsection (c) thereof:
Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or L/C Issuer’s right to demand such compensation; provided that the Borrowers shall not be required to pay any amount to compensate any Lender or L/C Issuer pursuant to the foregoing provisions of this Section 7.1 for any such increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such L/C Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect).
7.    Changes in Capital Adequacy Regulations. Section 7.2 of the Loan Agreement is amended by adding the following sentence at the end of Section 7.2:
Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or L/C Issuer’s right to demand such compensation; provided that the Borrowers shall not be required to pay any amount to compensate any Lender or L/C Issuer pursuant to the foregoing provisions of this Section 7.2 for any shortfall in the rate of return suffered more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such shortfall and of such Lender's or such L/C Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such shortfall is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect).
8.    Agreements with Sellers. Section 12.10 of the Loan Agreement is deleted and replaced with the following:

12.10    Agreements with Sellers. Each Borrower shall, and the Company shall cause each Subsidiary to, comply with Franchise Agreements, other Seller Agreements, and all other agreements between such Person and any manufacturer or distributor of New Vehicles in all respects and shall maintain all such agreements in full force and effect, except (a) in accordance with the disposition of a Dealership or Subsidiary in accordance with Section 13.1.2 or 13.1.3, (b) as a result of termination or cessation of business not restricted by Section 13.8, or (c) to the extent the failure to comply with this Section 12.10 could not reasonably be expected to have a Material Adverse Effect.
9.    Repurchase Agreements. Section 12.11 of the Loan Agreement is deleted and replaced with the following:
12.11    Repurchase Agreements. Each New Vehicle Floorplan Borrower shall comply with all terms and conditions of any applicable Repurchase Agreement except to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each New Vehicle Floorplan Borrower shall take any actions reasonably required by Agent with respect to any Repurchase Agreement.
10.    Joinder of New Subsidiaries. Section 12.17 of the Loan Agreement is deleted and replaced with the following
12.17    Joinder of New Subsidiaries. Each Person that is a Permitted New Dealership or an Other New Subsidiary or otherwise becomes a Subsidiary of the Company (in each case, other than an Acquisition Subsidiary or a Silo Subsidiary), shall execute a Guarantor Joinder Agreement (or if it is to become a New Vehicle Floorplan Borrower, a Borrower Joinder Agreement) and shall execute such other documents and satisfy such requirements as Agent reasonably requires so that such Person becomes a Guarantor and a Loan Party and, if applicable, a New Vehicle Floorplan Borrower, and grants a security interest to Agent for the benefit of the Lenders in the Collateral owned by such Person. Each such Person that becomes a Subsidiary of the Company (other than a Silo Subsidiary) shall satisfy all requirements applicable to an Acquisition Subsidiary which are set forth in Section 13.13 (d), (g), (i), (j), (k) (if such Subsidiary is a Dealership), (l) and (p).
11.    Liens. Section 13.3 of the Loan Agreement is amended by replacing subsection (p) with the following subsection (p) and by adding the following subsections (s), (t) and (u):
(p)    Liens on Vehicles and other assets of a Silo Subsidiary securing Funded Debt permitted by Section 13.10(o), provided that such Vehicles and other assets do not constitute Collateral.
(s)    Liens securing Pari Passu Funded Debt.
(t)    Liens (including, without limitation, certain rights of set-off and title retention agreements) in favor of an Original Equipment Manufacturer attaching to Inventory sold to a Loan Party by such Original Equipment Manufacturer and securing amounts owing in connection with the purchase of such Inventory by such Loan Party from such Original Equipment Manufacturer, so long as such Liens do not secure Indebtedness and such Liens arise in the ordinary course of business consistent with the Company's existing business practices, and Liens consisting of purchase options and rights of first refusal arising under any Franchise Agreement or Repurchase Agreement.
(u)     Liens not otherwise permitted under this Section 13.3 provided that (i) at the time of the creation or incurrence of any such Lien, no Default or Event of Default shall exist or would result from such Lien, (ii) no such Lien attaches to any Collateral, and (iii) the aggregate amount of Indebtedness secured by all such Liens and the aggregate value of the assets subject to all such Liens shall not exceed $5,000,000 at any time.
12.    Investments. Section 13.6 of the Loan Agreement is amended by replacing subsections (f) and (h) with the following subsections (f) and (h):
(f)    Investments in securities of account debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors or otherwise in settlement of claims arising in the ordinary course of business;
(h)    Investments not otherwise permitted under this Section 13.6 provided that the aggregate amount of such Investments do not to exceed 0.625% of the Aggregate Commitments.
13.    Indebtedness. Subsections (b), (j), (l) and (o) of Section 13.10 of the Loan Agreement are deleted and replaced with the following subsections (b), (j), (l) and (o):
(b)    Short-term unsecured trade obligations incurred in the ordinary course of business which are outstanding not more than 90 days after the original date on which such trade obligations were created.
(j)    Funded Debt consisting of purchase money indebtedness incurred to acquire equipment which is secured only by the equipment acquired and such equipment secures only the obligation to pay the purchase price, provided that, on the date of incurrence of such Funded Debt, the aggregate outstanding principal amount of such Funded Debt and all other Funded Debt previously incurred under this subsection (j), shall not exceed 10% of Tangible Net Worth as of the last day of the most recently ended fiscal quarter of the Company and its Subsidiaries.

(l)    Additional Funded Debt, including, without limitation, Pari Passu Funded Debt, provided that, after giving pro forma effect to the incurrence of such additional Funded Debt as if incurred and outstanding on the last day of the fiscal quarter most recently ended prior to such incurrence, the Company would have been in compliance with Section 11.1.3 as of such day.

(o)     Funded Debt owing by a Silo Subsidiary to an Original Equipment Manufacturer or its finance affiliate under floor plan, working capital and other financing arrangements, in an aggregate outstanding principal amount at any time not to exceed 15% of the amount of the Aggregate Commitments as in effect from time to time; provided that neither the Company nor any other Loan Party has any obligation (contingent or otherwise) with respect to such Funded Debt.
13.    Restrictive Agreements. Section 13.12 of the Loan Agreement is deleted and replaced with the following:
13.12    Restrictive Agreements. Except for Permitted Restrictions and the provisions of this Agreement and the other Loan Documents, each Borrower shall not, and the Company shall not permit any Subsidiary to, (a) enter into or permit to exist any arrangement, contract, or agreement which directly or indirectly prohibits any Loan Party from or imposes any restrictions on creating, assuming or incurring any Lien upon all or any portion of its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired, to secure the Obligations or to secure any renewals, refundings, replacements, refinancings or restructurings of the Obligations in an aggregate outstanding principal amount or aggregate committed amount that is less than or equal to the Aggregate Commitments as of the date of such arrangement, contract, or agreement, or (b) enter into or permit to exist any agreement, contract or arrangement restricting the ability of any Subsidiary to pay or make dividends or distributions in cash or kind to the Company or any other Loan Party, to make loans, advances or other payments of whatsoever nature to the Company or any other Loan Party, to make transfers or distributions of all or any part of its assets to the Company or any other Loan Party, or to borrow money from the Company or any other Loan Party, (c) enter into or permit to exist any agreement, contract or arrangement which directly or indirectly prohibits any Subsidiary from guarantying, or imposes restrictions on the ability of any Subsidiary to guaranty, the Obligations, or (d) enter into or permit to exist any agreement or arrangement which would be violated by the extensions of credit contemplated hereunder or the performance by any Loan Party of its obligations under the Loan Documents.
14.    Permitted Acquisitions. Subsection (o) of Section 13.13 of the Loan Agreement is deleted and replaced with the following subsection (o):

(o) For any single Acquisition or group of related Acquisitions, either (x) on the date of consummation of such Acquisition or Acquisitions and after giving pro forma effect thereto, the Leverage Ratio is below 4.00 to 1.0; or (y) the aggregate consideration paid for the assets acquired (other than real property and Vehicles), or the Equity Interests acquired, is less than or equal to 10% of Tangible Net Worth as of the last day of the fiscal quarter of the Company and its Subsidiaries most recently ended prior to the date of consummation of such Acquisition or Acquisitions. For purposes of this subsection (o) of Section 13.13, “pro forma effect” shall mean that the Leverage Ratio shall be calculated as if (i) such Acquisition or Acquisitions had occurred on the first day of the Measurement Period most recently ended prior to consummation of such Acquisition or Acquisitions, taking into account the pro forma EBITDAR attributable to the business or businesses acquired, less interest expense attributable to the business or businesses acquired with respect to vehicle floor plan financing, and (ii) any Indebtedness incurred or acquired in connection with such Acquisition or Acquisitions (including without limitation any Indebtedness incurred to enable the Company or any Subsidiary to effect such Acquisition or Acquisitions) had been incurred or acquired on the last day of such Measurement Period.
15.    Events of Default. Sections 14.1.3, 14.1.13, 14.1.14 and 14.1.16 are deleted and replaced with the following Sections 14.1.3, 14.1.13, 14.1.14 and 14.1.16:
14.1.3    Any default occurs in the payment or performance of any material provisions of any agreement or condition relating to any Indebtedness (except as described in Section 14.1.16) in an aggregate amount outstanding for such Indebtedness for all Loan Parties that, together with amounts described in Section 14.1.16, is in excess of $20,000,000 (other than Indebtedness owing under the Loan Documents), and the period of grace, if any, to cure such default shall have passed, and the default constitutes (a) nonpayment, or (b) any event or condition, the effect of which is to cause or permit the holder of such Indebtedness to cause such Indebtedness to become due prior to its maturity date.
14.1.13    (a) The Company or any New Vehicle Floorplan Dealership fails to pay, perform or comply with any term, condition or obligation in any Seller Agreement, or any such agreement ceases to be, or is asserted by any Person not to be, in full force and effect, or the other party to such agreement gives notice of default to the Company or any New Vehicle Floorplan Dealership, or (b) any event specified in clause (a) occurs with respect to any Loan Party other than a New Vehicle Floorplan Borrower, except in each case described in clauses (a) and (b) above to the extent such failure, cessation, assertion or notice of default (either individually or in the aggregate with all other such failures, cessations, assertions and notices of default) could not reasonably be expected to have a Material Adverse Effect.
14.1.14    Any Repurchase Agreement ceases to be, or is asserted by any manufacturer or distributor of Vehicles not to be, in full force and effect, except in each case to the extent such cessation or assertion (either individually or in the aggregate with all other such cessations and assertions) could not reasonably be expected to have a Material Adverse Effect.
14.1.16    (a) Any default occurs under or any Loan Party fails to pay, perform or comply with the terms of any Swap Contract or (b) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (i) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (ii) any Termination Event (as so defined) under such Swap Contract as to which the Company or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owing by the Applicable Loan Parties under all such Swap Contracts as a result thereof, together with all defaulted Indebtedness of the Loan Parties described in Section 14.1.3, is greater than $20,000,000.

16.    Pricing Schedule. The Pricing Schedule to the Loan Agreement is deleted and replaced with the Pricing Schedule attached hereto.
17.    Schedule 1. Schedule 1 to the Loan Agreement is deleted and replaced with the Schedule 1 attached hereto.
18.    Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:
18.1    Agent shall have received executed originals of this Amendment signed by Agent and each Borrower, Guarantor, and Lender, an Increasing Lender Agreement from each Increasing Lender, an Additional Lender Agreement from each Additional Lender, such promissory notes as any Lender requires, and such other Loan Documents as Agent requires and each Borrower and Guarantor shall have provided such information and satisfied such conditions as are required by Agent.
18.2    Agent shall have received documentation satisfactory to the Agent to establish the due organization, valid existence and (if applicable) good standing of each Loan Party; its qualification to engage in business in each jurisdiction in which it is engaged in business or required to be so qualified; its authority to execute and deliver this Amendment and perform any Loan Documents, as amended by this Amendment, to which it is a party and the identity, authority and capacity of each Person authorized to act on its behalf, which shall, without limitation, include certified copies of articles or certificates of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing, existence and/or qualification to engage in business, corporate resolutions, incumbency certificates, and the like.
18.3    A favorable opinion of acceptable independent counsel for each Loan Party covering such matters as Agent or any Lender may reasonably request, including without limitation the matters specified in Sections 10.1, 10.2, and 10.3 of the Loan Agreement.
18.4    All conditions set forth in Section 6.12.3 of the Loan Agreement have been satisfied, including without limitation delivery to Lender of the certificate required by Section 6.12.3(a)(iv) of the Loan Agreement.
18.5    No Default shall have occurred and be continuing under the Loan Agreement, or will exist after giving effect to the transactions contemplated hereby and the amendments made by this Amendment.
18.6    All representations and warranties in the Loan Agreement and in this Amendment shall be true and correct in all material respects as of the date of this Amendment (except that such representations and warranties in the Loan Agreement that speak as of a specified date or period of time shall be true and correct in all material respects only as of such date or period of time).
19.    Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

20.    Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment:
20.1    Each Loan Party affirms that the representations and warranties in each of the existing Loan Documents are true and correct in all material respects as of the date hereof (except that such representations and warranties that speak as of a specified date or period of time shall be true and correct in all material respects only as of such date or period of time), and agree that (i) except as amended previously or in connection herewith, each Loan Document is valid and enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles) and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents.
20.2    Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and advisors (collectively, “Indemnified Persons”), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, from the beginning of time to the date of this Amendment, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons.
21.    References. On and after the effective date of this Amendment, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.
22.    Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows:
22.1    Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles.
22.2    Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment.
23.    Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent’s counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith.
24.    Recitals. The Recitals are hereby incorporated herein.
25.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.
26.    Disclosure. Under Oregon law, most agreements promises and commitments made by lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed by the lender to be enforceable.
[Signature pages follow]

BORROWERS:

LITHIA MOTORS, INC.

By:
Name:
Title:

BAIERL AUTOMOTIVE CORPORATION
BAIERL CHEVROLET, INC.
CADILLAC OF PORTLAND LLOYD CENTER, LLC
CAMP AUTOMOTIVE, INC.
CRANBERRY AUTOMOTIVE, INC.
DARON MOTORS LLC
DCH (OXNARD) INC.
DCH BLOOMFIELD LLC
DCH CA, LLC
DCH CALABASAS-A, LLC
DCH CALIFORNIA MOTORS INC.
DCH DEL NORTE, INC.
DCH ESSEX INC.
DCH FREEHOLD LLC
DCH FREEHOLD-V, LLC
DCH KOREAN IMPORTS LLC
DCH MAMARONECK LLC
DCH MISSION VALLEY LLC
DCH MONMOUTH LLC
DCH MONTCLAIR LLC
DCH MOTORS LLC
DCH NANUET LLC
DCH NY MOTORS LLC
DCH OXNARD 1521 IMPORTS INC.
DCH RIVERSIDE-S, INC.
DCH SIMI VALLEY INC.
DCH TEMECULA IMPORTS LLC
DCH TEMECULA MOTORS LLC
DCH TORRANCE IMPORTS INC.
FREEHOLD NISSAN LLC
HUTCHINS EUGENE NISSAN, INC.
HUTCHINS IMPORTED MOTORS, INC.
LAD-AU, LLC
LAD CARSON-N, LLC

LAD-MB, LLC
LAD-N, LLC
LAD-P, LLC
LAD-T, LLC
LAD-V, LLC
LBMP, LLC
LDLC, LLC
LFKF, LLC
LGPAC, INC.
LITHIA ACDM, INC.
LITHIA BRYAN TEXAS, INC.
LITHIA CCTF, INC.
LITHIA CDH, INC.
LITHIA CIMR, INC.
LITHIA CJDO, INC.
LITHIA CJDSA, INC.
LITHIA CJDSF, INC.
LITHIA CM, INC.
LITHIA CO, INC.
LITHIA CSA, INC.
LITHIA DE, INC.
LITHIA DM, INC.
LITHIA DMID, INC.
LITHIA DODGE OF TRI-CITIES, INC.
LITHIA FBCS, LLC
LITHIA FLCC, LLC
LITHIA FMF, INC.
LITHIA FORD OF BOISE, INC.
LITHIA FRESNO, INC.
LITHIA HDM, INC.
LITHIA HGF, INC.
LITHIA HMID, INC.
LITHIA IMPORTS OF ANCHORAGE, INC.
LITHIA JEF, INC.
LITHIA KLAMATH, INC.
LITHIA LBGGF, INC.
LITHIA LHGF, INC.
LITHIA LSGF, INC.
LITHIA MBDM, INC.
LITHIA MEDFORD HON, INC.
LITHIA MMF, INC.
LITHIA MTLM, INC.
LITHIA NA, INC.
LITHIA NC, INC.
LITHIA ND ACQUISITION CORP. #1

LITHIA ND ACQUISITION CORP. #3
LITHIA ND ACQUISITION CORP. #4
LITHIA NDM, INC.
LITHIA NF, INC.
LITHIA NSA, INC.
LITHIA OF ABILENE, INC.
LITHIA OF ANCHORAGE, INC.
LITHIA OF BEND #1, LLC
LITHIA OF BEND #2, LLC
LITHIA OF BENNINGTON – 1, LLC
LITHIA OF BENNINGTON – 2, LLC
LITHIA OF BENNINGTON – 3, LLC
LITHIA OF BENNINGTON – 4, LLC
LITHIA OF BILLINGS II, LLC
LITHIA OF BILLINGS, INC.
LITHIA OF CASPER, LLC
LITHIA OF CLEAR LAKE, LLC
LITHIA OF CONCORD I, INC.
LITHIA OF CONCORD II, INC.
LITHIA OF CORPUS CHRISTI, INC.
LITHIA OF DES MOINES, INC.
LITHIA OF EUGENE, LLC
LITHIA OF EUREKA, INC.
LITHIA OF FAIRBANKS, INC.
LITHIA OF GREAT FALLS, INC.
LITHIA OF HELENA, INC.
LITHIA OF HONOLULU-A, INC.
LITHIA OF HONOLULU-BGMCC, LLC
LITHIA OF HONOLULU-V, LLC
LITHIA OF KILLEEN, LLC
LITHIA OF LODI, INC.
LITHIA OF MAUI-H, LLC
LITHIA OF MISSOULA II, LLC
LITHIA OF MISSOULA III, INC.
LITHIA OF MISSOULA, INC.
LITHIA OF POCATELLO, INC.
LITHIA OF PORTLAND I, INC.
LITHIA OF PORTLAND, LLC
LITHIA OF ROSEBURG, INC.
LITHIA OF SANTA ROSA, INC.
LITHIA OF SEATTLE, INC.
LITHIA OF SOUTH CENTRAL AK, INC.
LITHIA OF SPOKANE II, INC.
LITHIA OF SPOKANE, INC.
LITHIA OF STOCKTON, INC.

LITHIA OF STOCKTON-V, INC.
LITHIA OF TF, INC.
LITHIA OF TROY, LLC
LITHIA OF UTICA – 1, LLC
LITHIA OF UTICA – 2, LLC
LITHIA OF UTICA – 3, LLC
LITHIA OF WALNUT CREEK, INC.
LITHIA OF WASILLA, LLC
LITHIA OF YORKVILLE – 1, LLC
LITHIA OF YORKVILLE – 2, LLC
LITHIA OF YORKVILLE – 3, LLC
LITHIA OF YORKVILLE – 4, LLC
LITHIA OF YORKVILLE – 5, LLC
LITHIA RENO SUB-HYUN, INC.
LITHIA ROSE-FT, INC.
LITHIA SALMIR, INC.
LITHIA SEA P, INC.
LITHIA SEASIDE, INC.
LITHIA SOC, INC.
LITHIA TA, INC.
LITHIA TO, INC.
LITHIA TR, INC.
LITHIA VAUDM, INC.
LITHIA VF, INC.
LLL SALES CO LLC
LMBB, LLC
LMBP, LLC
LMOP, LLC
MILFORD DCH, INC.
NORTHLAND FORD INC.
PARAMUS WORLD MOTORS LLC
SALEM-B, LLC
SALEM-H, LLC
SALEM-V, LLC
SHARLENE REALTY LLC
TUSTIN MOTORS INC.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as
Agent, Lender, Swing Line Lender, and LC Issuer
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Lender
By:
Name:
Title:

MERCEDES-BENZ FINANCIAL SERVICES
USA LLC, as Lender
By:
Name:
Title:

TOYOTA MOTOR CREDIT
CORPORATION, as Lender
By:
Name:
Title:

BMW FINANCIAL SERVICES NA, LLC, as
Lender
By:
Name:
Title:
By:
Name:
Title:

BANK OF AMERICA, N.A., as Lender
By:
Name:
Title:

BANK OF THE WEST, as Lender

By:
Name:
Title:

KEYBANK NATIONAL
ASSOCIATION, as Lender

By:
Name:
Title:

NISSAN MOTOR ACCEPTANCE
CORPORATION, as Lender

By:
Name:
Title:

AMERICAN HONDA FINANCE
CORPORATION, as Lender

By:
Name:
Title:

TD BANK, N.A., as Lender

By:
Name:
Title:

ALLY BANK, as Lender

By:
Name:
Title:

SANTANDER BANK, N.A., as Lender

By:
Name:
Title:

VW CREDIT, INC., as Lender

By:
Name:
Title:

HYUNDAI CAPITAL AMERICA, as Lender

By:
Name:
Title:

CAPITAL ONE, N.A., as Lender

By:
Name:
Title:

BRANCH BANKING & TRUST COMPANY, as Lender

By:
Name:
Title:

BMO HARRIS BANK, N.A., as Lender

By:
Name:
Title:

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS
Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing amendment.

797 VALLEY STREET, LLC
BAIERL CHEVROLET, INC.
BAIERL AUTO PARTS, INC.
BAIERL AUTOMOTIVE CORPORATION
BAIERL HOLDING CORPORATION
CADILLAC OF PORTLAND LLOYD CENTER, LLC
CAMP AUTOMOTIVE, INC.
CRANBERRY AUTOMOTIVE, INC.
DAH CHONG HONG CA TRADING LLC
DAH CHONG HONG TRADING CORPORATION
DARON MOTORS LLC
DCH (OXNARD) INC.
DCH AUTO GROUP (USA) INC.
DCH BLOOMFIELD LLC
DCH CA, LLC
DCH CALABASAS-A, LLC
DCH CALIFORNIA INVESTMENTS LLC
DCH CALIFORNIA MOTORS INC.
DCH DEL NORTE, INC.
DCH DMS, NJ, LLC
DCH ESSEX INC
DCH FINANCIAL NJ, LLC
DCH FREEHOLD - V, LLC
DCH FREEHOLD LLC
DCH HOLDINGS LLC
DCH INVESTMENTS, INC. (NEW JERSEY)
DCH INVESTMENTS, INC. (NEW YORK)
DCH KOREAN IMPORTS LLC
DCH MAMARONECK LLC
DCH MISSION VALLEY LLC
DCH MONMOUTH LLC
DCH MONTCLAIR LLC
DCH MOTORS LLC
DCH NANUET LLC
DCH NORTH AMERICA INC.
DCH NY MOTORS LLC
DCH OXNARD 1521 IMPORTS INC.

DCH RIVERSIDE-S, INC.
DCH SIMI VALLEY INC.
DCH SUPPORT SERVICES, LLC
DCH TEMECULA IMPORTS LLC
DCH TEMECULA MOTORS LLC
DCH THOUSAND OAKS-F, INC.
DCH TL HOLDINGS LLC
DCH TL NY HOLDINGS LLC
DCH TORRANCE IMPORTS INC.
FREEHOLD NISSAN LLC
FUSE AUTO SALES, LLC
HUTCHINS EUGENE NISSAN, INC.
HUTCHINS IMPORTED MOTORS, INC.
LA MOTORS HOLDING, LLC
LAD ADVERTISING, INC.
LAD-AU, LLC
LAD CARSON-N, LLC
LAD-MB, LLC
LAD-N, LLC
LAD-P, LLC
LAD-T, LLC
LAD-V, LLC
LBMP, LLC
LDLC, LLC
LFKF, LLC
LGPAC, INC.
LITHIA ACDM, INC.
LITHIA AIRCRAFT, INC.
LITHIA AUCTION & RECON, LLC
LITHIA AUTO SERVICES, INC.
LITHIA AUTOMOTIVE, INC.
LITHIA BA HOLDING, INC.
LITHIA BNM, INC.
LITHIA BRYAN TEXAS, INC.
LITHIA CCTF, INC.
LITHIA CDH, INC.
LITHIA CIMR, INC.
LITHIA CJDO, INC.
LITHIA CJDSA, INC.
LITHIA CJDSF, INC.
LITHIA CM, INC.
LITHIA CO, INC.

LITHIA CSA, INC.
LITHIA DE, INC.
LITHIA DM, INC.
LITHIA DMID, INC.
LITHIA DODGE OF TRI-CITIES, INC.
LITHIA FINANCIAL CORPORATION
LITHIA FLCC, LLC
LITHIA FMF, INC.
LITHIA FORD OF BOISE, INC.
LITHIA FRESNO, INC.
LITHIA HDM, INC.
LITHIA HGF, INC.
LITHIA HMID, INC.
LITHIA HPI, INC.
LITHIA IMPORTS OF ANCHORAGE, INC.
LITHIA JEF, INC.
LITHIA KLAMATH, INC.
LITHIA LBGGF, INC.
LITHIA LHGF, INC.
LITHIA LSGF, INC.
LITHIA MBDM, INC.
LITHIA MEDFORD HON, INC.
LITHIA MMF, INC.
LITHIA MOTORS SUPPORT SERVICES, INC.
LITHIA MTLM, INC.
LITHIA NA, INC.
LITHIA NC, INC.
LITHIA ND ACQUISITION CORP. #1
LITHIA ND ACQUISITION CORP. #3
LITHIA ND ACQUISITION CORP. #4
LITHIA NDM, INC.
LITHIA NF, INC.
LITHIA NSA, INC.
LITHIA OF ABILENE, INC.
LITHIA OF ANCHORAGE, INC.
LITHIA OF BELLINGHAM, LLC
LITHIA OF BEND #1, LLC
LITHIA OF BEND #2, LLC
LITHIA OF BENNINGTON – 1, LLC
LITHIA OF BENNINGTON – 2, LLC
LITHIA OF BENNINGTON – 3, LLC
LITHIA OF BENNINGTON – 4, LLC

LITHIA OF BILLINGS II, LLC
LITHIA OF BILLINGS, INC.
LITHIA OF CASPER, LLC
LITHIA OF CLEAR LAKE, LLC
LITHIA OF CONCORD 1, INC.
LITHIA OF CONCORD II, INC.
LITHIA OF CORPUS CHRISTI, INC.
LITHIA OF DES MOINES, INC.
LITHIA OF EUGENE, LLC
LITHIA OF EUREKA, INC.
LITHIA OF FAIRBANKS, INC.
LITHIA OF GREAT FALLS, INC.
LITHIA OF HELENA, INC.
LITHIA OF HONOLULU-A, INC.
LITHIA OF HONOLULU-BGMCC, LLC
LITHIA OF HONOLULU–F, LLC
LITHIA OF HONOLULU-V, LLC
LITHIA OF KILLEEN, LLC
LITHIA OF LODI, INC.
LITHIA OF MAUI-H, LLC
LITHIA OF MISSOULA II, LLC
LITHIA OF MISSOULA III, INC.
LITHIA OF MISSOULA, INC.
LITHIA OF POCATELLO, INC.
LITHIA OF PORTLAND I, INC.
LITHIA OF PORTLAND, LLC
LITHIA OF ROSEBURG, INC.
LITHIA OF SANTA ROSA, INC.
LITHIA OF SEATTLE, INC.
LITHIA OF SOUTH CENTRAL AK, INC.
LITHIA OF SPOKANE II, INC.
LITHIA OF SPOKANE, INC.
LITHIA OF STOCKTON, INC.
LITHIA OF STOCKTON-V, INC.
LITHIA OF TF, INC.
LITHIA OF TROY, LLC
LITHIA OF UTICA – 1, LLC
LITHIA OF UTICA – 2, LLC
LITHIA OF UTICA – 3, LLC
LITHIA OF WALNUT CREEK, INC.
LITHIA OF WASILLA, LLC
LITHIA OF YORKVILLE - 1, LLC

LITHIA OF YORKVILLE – 2, LLC
LITHIA OF YORKVILLE – 3, LLC
LITHIA OF YORKVILLE – 4, LLC
LITHIA OF YORKVILLE – 5, LLC
LITHIA OREGON INVESTMENTS – 1, LLC
LITHIA OREGON INVESTMENTS – 2, LLC
LITHIA REAL ESTATE, INC.
LITHIA RENO SUB-HYUN, INC.
LITHIA ROSE-FT, INC.
LITHIA SALMIR, INC.
LITHIA SEA P, INC.
LITHIA SEASIDE, INC.
LITHIA SOC, INC.
LITHIA TA, INC.
LITHIA TO, INC.
LITHIA TR, INC.
LITHIA VAUDM, INC.
LITHIA VF, INC.
LLL SALES CO LLC
LMBB, LLC
LMBP, LLC
LMOP, LLC
LSTAR, LLC
MEDFORD INSURANCE, LLC
MILFORD DCH, INC.
NORTHLAND FORD INC.
PARAMUS WORLD MOTORS LLC
RFA HOLDINGS, LLC
SALEM-B, LLC
SALEM-H, LLC
SALEM-V, LLC
SHARLENE REALTY LLC
SOUTHERN CASCADES FINANCE CORPORATION
TUSTIN MOTORS, INC.
ZELIENOPLE REAL ESTATE, L.L.C.
ZELIENOPLE REAL ESTATE I, L.P.

By:
Name:
Title:

SCHEDULE 1
(Effective as of August 1, 2017 after giving effect to August 2017 Increase)

Name of Financial Institution	Pro Rata Share of Aggregate Lender Commitment	New Vehicle Floorplan Commitment	Used Vehicle Floorplan Commitment	Revolving Loan Commitment
U.S. Bank National Association	[__]%	$[__]	$[__]	$[__]
J.P. Morgan Chase Bank, N.A.	[__]%	$[__]	$[__]	$[__]
Toyota Motor Credit Corporation	[__]%	$[__]	$[__]	$[__]
American Honda Finance Corporation	[__]%	$[__]	$[__]	$[__]
Mercedes-Benz Financial Services USA LLC	[__]%	$[__]	$[__]	$[__]
TD Bank, N.A.	[__]%	$[__]	$[__]	$[__]
Bank of America, N.A.	[__]%	$[__]	$[__]	$[__]
Capital One, N.A.	[__]%	$[__]	$[__]	$[__]
BMW Financial Services NA, LLC	[__]%	$[__]	$[__]	$ [__]
KeyBank National Association	[__]%	$[__]	$[__]	$[__]
Bank of the West	[__]%	$[__]	$[__]	$[__]
Ally Bank	[__]%	$[__]	$[__]	$[__]
BMO Harris Bank N.A.	[__]%	$[__]	$[__]	$[__]
Branch Banking & Trust Company	[__]%	$[__]	$[__]	$[__]
Santander Bank, N.A.	[__]%	$[__]	$[__]	$[__]
VW Credit, Inc.	[__]%	$[__]	$[__]	$[__]
Nissan Motor Acceptance Corporation	[__]%	$[__]	$[__]	$[__]
Hyundai Capital America	[__]%	$[__]	$[__]	$[__]
TOTAL	100%	$1,900,000,000.00	$250,000,000.00	$250,000,000.00

PRICING SCHEDULE

In addition to the terms defined elsewhere in this Agreement, for purposes of determining the applicable interest rates and fees, the following terms shall have the meanings set forth in this Pricing Schedule:
“Alternate Base Rate Margin (New Vehicle)” means a percentage rate per annum equal to .50%.
“Alternate Base Rate Margin (Revolving)” means, as of any date of determination, a percentage rate per annum equal to 1.0% less than the Revolving Loan Margin which is in effect at such time.
“Alternate Base Rate Margin (Used Vehicle)” means a percentage rate per annum equal to .75%.
“LC Fee Percentage” means a percentage rate per annum equal to 1.50%.
“New Vehicle Floorplan Commitment Fee Rate” means a percentage rate per annum equal to .15%.
“New Vehicle Floorplan Margin” means a percentage rate per annum equal to 1.25%.
“Revolving Loan Margin” and “Revolving Loan Commitment Fee Rate” mean the applicable percentage rates per annum set forth below opposite the applicable Leverage Ratio, as adjusted from time to time.

Leverage Ratio	Revolving Loan Margin	Revolving Loan Commitment Fee Rate
Greater than 4.50 to 1.00	2.25%	0.40%
Greater than 4.00 to 1.00 but less than or equal to 4.50 to 1.00	2.00%	0.30%
Greater than 3.50 to 1.00 but less than or equal to 4.00 to 1.00	1.75%	0.25%
Greater than 2.50 to 1.00 but less than or equal to 3.50 to 1.00	1.50%	0.20%
Less than or equal to 2.50 to 1.00	1.25%	0.15%
The Revolving Loan Margin (“Applicable Margin”) and Revolving Loan Commitment Fee Rate (“Applicable Fee Rate”) shall be determined by Agent from time to time based upon the information set forth in Borrower’s financial statements and Compliance Certificate furnished to

Agent pursuant to this Agreement as of the end of each fiscal quarter and shall be based upon the Leverage Ratio as of such date.
Any change in the Applicable Margin or Applicable Fee Rate shall take effect on the first Business Day of the month following the date of delivery to Agent of the applicable financial statements and Compliance Certificate, and the Applicable Margin and Applicable Fee Rate, as so determined, shall remain in effect until the earlier of:
a.    the first Business Day of the month following the delivery to Agent of a subsequent financial statement and Compliance Certificate indicating a Leverage Ratio requiring a change in the Applicable Margin or Applicable Fee Rate, or
b.    the day upon which the Company fails to deliver to Agent the applicable financial statements and Compliance Certificate within the time provided under this Agreement. Upon any failure of the Company to deliver to Agent the applicable financial statements and Compliance Certificate within the time required by this Agreement, the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table, which shall remain in effect until five Business Days following the date of delivery to Agent of financial statements and Compliance Certificate reflecting a Leverage Ratio for which a lower Applicable Margin and Applicable Fee Rate would be applicable.
Notwithstanding the foregoing, the Revolving Loan Margin shall be 1.25% and the Revolving Loan Commitment Fee Rate shall be 0.15% from the Seventh Amendment Effective Date until the earlier of (a) the first Business Day of the month following the delivery to Agent of a financial statement and Compliance Certificate indicating a Leverage Ratio requiring a change in the Applicable Margin or Applicable Fee Rate, or (b) the day upon which the Company fails to deliver to Agent the applicable financial statements and Compliance Certificate within the time provided under this Agreement.
If, as a result of any restatement of or other adjustment to the financial statements of the Company and its Subsidiaries or for any other reason, the Agent determines that the calculation of the Leverage Ratio by the Company as of the last day of any fiscal quarter was inaccurate and a correct calculation of the Leverage Ratio would have resulted in a higher Applicable Margin and Applicable Fee Rate, the Applicable Margin and Applicable Fee Rate shall be retroactively adjusted to the rate that would have been applicable if the Leverage Ratio had been correctly calculated. Promptly upon demand by the Agent, the Revolving Loan Borrower shall pay to the Agent for the account of the Lenders the additional interest and fees that would have been payable based upon the correct calculation of the Leverage Ratio. Nothing set forth herein shall limit the Required Lenders’ right to increase the interest rate upon the occurrence of an Event of Default.
“Used Vehicle Floorplan Commitment Fee Rate” means a percentage rate per annum equal to .15%.
“Used Vehicle Floorplan Margin” means a percentage rate per annum equal to 1.50%.